EXHIBIT 10.47




                            SHARE EXCHANGE AGREEMENT

MADE EFFECTIVE AS OF THE 7th DAY OF AUGUST 2000 (the "Effective Date"),

BETWEEN: E*Comnetrix Inc. (formerly, USV Telemanagement, Inc.), a company incorporated under the laws of the Canada and having an office at 100 Shoreline Highway, Building B, Suite 386, Mill Valley, CA 94941 ("E*Comnetrix");

AND:         JOSEPH KARWAT ("Karwat"), of 1868 Drake Street , Oakland, CA 94611,
         and the shareholders who execute and deliver this Agreement;


         (collectively, the "Shareholders" and individually, a "Shareholder");

AND:         MOVING  BYTES, INC., a Nevada  corporation having an office at 180
         Grand Avenue, Suite 450, Oakland, California 94612 ("MOVINGBYTES");

WHEREAS:

     A. The authorized share capital of MOVINGBYTES consists of 20,000,000 shares of common stock of which 570,317 are issued and outstanding (each an "MOVINGBYTES Share" and collectively, the "MOVINGBYTES Shares").

     B. Each Shareholder legally and beneficially owning the number of shares and the percentage of the issued and outstanding MOVINGBYTES Shares, set beside such shareholder's on Schedule A; attached hereto and incorporated by this reference;

     C.   The   Shareholders   and  E*Comnetrix  have  agreed  to  exchange  the
          MOVINGBYTES Shares for common shares of E*Comnetrix, on the terms and conditions described in this Agreement (the "Share Exchange");

1.   SHARE EXCHANGE

     1.1 Subject to the terms and conditions of this Agreement, the Shareholders shall transfer at least Fifty One (51%) of the MOVINGBYTES Shares to E*Comnetrix in exchange for $0.001 US per share payable by delivery of immediately available funds.

     1.2 Except as expressly noted otherwise, the transactions contemplated under this Agreement shall be completed (the "Completion") at the offices of E*Comnetrix at 100 Shoreline Hwy., Ste. 386B, Mill Valley, California 9494 or at such other place as may be agreed between the parties, at 5 p.m. local time in Pacific time, or at such other time as may be agreed between the parties, (the "Time of Closing") on or before September 15, 2000, or on such other date as may be agreed between the parties (the "Closing Date").

2.       CONDITIONS PRECEDENT

     2.1 E*Comnetrix's obligations to carry out the terms of this Agreement and to complete its transactions contemplated under this Agreement are subject to the fulfilment to the satisfaction of E*Comnetrix of each of the following conditions that:
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     (a)  as of the Time of Closing,  each of the  Shareholders  and MOVINGBYTES
          (collectively, the "MOVINGBYTES Group") shall have complied with all of their respective covenants and agreements contained in this Agreement;

     (b) at Closing, the MOVINGBYTES Group shall transfer, or will cause to be transferred, to E*Comnetrix at least Fifty One percent (51%) of the issued and outstanding MOVINGBYTES Shares (the percentage of the issued and outstanding MOVINGBYTES Shares exchanged shall be referred to as the "Exchange Percentage");

     (c) as of the Time of Closing, the MOVINGBYTES Group shall have transferred, or will cause to be transferred, to E*Comnetrix a percentage of the issued and outstanding shares of Moving Bytes, Inc., a Nevada corporation, equal to the Exchange Percentage;

     (d) as of the Time of Closing, the representations and warranties of each of the MOVINGBYTES Group contained in this Agreement or contained in any certificates or documents delivered by any of them pursuant to this Agreement shall be completely true as if such representations and warranties had been made as of the Time of Closing;

     (e) MOVINGBYTES shall have presented to E*Comnetrix audited financial statements for the year ended December 31, 1999, and interim financial statements for the fiscal period ended June 30, 2000, each to the reasonable satisfaction of E*Comnetrix;

     (f)  MOVINGBYTES shall have no outstanding options or warrants;

     (g)  MOVINGBYTES shall have only one Director who is Karwat; and

     The conditions set forth above are for the exclusive benefit of E*Comnetrix and may be waived by E*Comnetrix in whole or in part at any time at or before the Time of Closing.

     2.2 The Shareholders' obligations to carry out the terms of this Agreement and to complete the transactions contemplated under this Agreement are subject to the fulfilment to their satisfaction of each of the following conditions that:

     (a) as of the Time of Closing, E*Comnetrix shall have complied with all of its covenants and agreements contained in this Agreement; and

     (b) as of the Time of Closing, the representations and warranties of E*Comnetrix contained in this Agreement or contained in any certificates or documents delivered by it pursuant to this Agreement shall be completely true as if such representations and warranties had been made by E*Comnetrix as of the Time of Closing.

The conditions set forth above are for the exclusive benefit of the Shareholders and may be waived by the Shareholders in whole or in part at or before the Time of Closing.

     2.3 The parties acknowledge and agree each with the other that this Agreement and all of the transactions contemplated under this Agreement are subject to receipt of any regulatory approvals that may be required under applicable laws. If any such approvals are required but are not obtained by the Closing Date, then this Agreement shall terminate and be of no further force or effect.

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

3.   COVENANTS, AGREEMENTS AND ACKNOWLEDGEMENTS

     3.1 Each of the MOVINGBYTES Group jointly and severally covenants and agrees with E*Comnetrix that each of the MOVINGBYTES Group shall:

     (a) from and including the Effective Date through to and including the Time of Closing, permit E*Comnetrix, through its directors, officers, employees and authorized agents and representatives, at E*Comnetrix's own cost, full access to the books, records and property of
          MOVINGBYTES including, without limitation, all of the assets, contracts, correspondence, accounts and minute books of MOVINGBYTES, so as to permit E*Comnetrix to make such investigation ("E*Comnetrix's Investigation") of MOVINGBYTES as E*Comnetrix considers advisable;

     (b) provide to E*Comnetrix all such further documents, instruments and materials and do all such acts and things as may be required by E*Comnetrix to obtain any regulatory approvals that may be required under applicable laws;

     (c) from and including the Effective Date through to and including the Time of Closing, do all such acts and things that may be necessary to ensure that all of the representations and warranties of each of the MOVINGBYTES Group contained in this Agreement or any certificates or documents delivered by any of them pursuant to this Agreement remain true and correct;

     (d) from and including the Effective Date through to and including the Time of Closing, preserve and protect all of the goodwill, assets, business and undertaking of MOVINGBYTES and, without limiting the generality of the foregoing, carry on the development of the assets of MOVINGBYTES in a reasonable and prudent manner; and

     (e) from and including the Effective Date through to and including the Time of Closing, keep confidential all discussions and communications (including all information communicated therein) between the parties, and all written and printed materials of any kind whatsoever exchanged by the parties, except only any information or material that:

          (i) was in the public domain at the time of disclosure to a party (the "Recipient");

          (ii) was  already  in  the  possession  of  the  Recipient   prior  to
               disclosure, as demonstrated by the Recipient through tangible evidence;

          (iii)subsequently enters the public domain through no fault of the Recipient or any officer, director, employee or agent of the Recipient; or

          (iv) is required to be disclosed by law or by a court or regulatory authority of competent jurisdiction;

          and, if so requested by E*Comnetrix, each of the MOVINGBYTES Group shall arrange for any director, officer, employee, authorized agent or representative of any member of the MOVINGBYTES Group to enter into, and each of the MOVINGBYTES Group themselves shall enter into, a non-disclosure agreement with E*Comnetrix in a form acceptable to E*Comnetrix acting reasonably.

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

     (f) not issue any shares or other securities of MOVINGBYTES or any of its subsidiaries;

     (g) not declare, pay, authorise or make any dividend, payment or distribution of any kind or nature to its shareholders or redeemed or purchased or otherwise acquire any of its capital stock or agree to do so;

     (h)  not waive any rights of material value;

     (i) not enter into any transaction or into any contracts or agreements or modifications or cancellations thereof, other than in the ordinary course of business;

     (j) not make or authorise any payment to officers, directors or employees in their capacity as such except in the ordinary course of business and at rates of salary, bonus or other remuneration consistent with remuneration of previous years; and

     (k) not use any funds other than in the ordinary course of business as theretofore carried on.

     3.2 Each of the MOVINGBYTES Group jointly and severally covenants and agrees with E*Comnetrix that, from and including the Effective Date through to and including the Time of Closing, each of the MOVINGBYTES Group shall not:

     (a) do any act or thing that would render any representation or warranty of any of the MOVINGBYTES Group contained in this Agreement or any certificates or documents delivered by any of them pursuant to this Agreement untrue or incorrect; nor

     (b) sell, encumber or dispose of, or negotiate with any other person in respect of a sale, encumbrance or disposition of, the MOVINGBYTES Shares or any other shares, goodwill, assets, business or undertaking of MOVINGBYTES.

     3.3 Each of the MOVINGBYTES Group jointly and severally acknowledges to and agrees with E*Comnetrix that E*Comnetrix's Investigation shall in no way limit or otherwise adversely affect the rights of E*Comnetrix as provided for hereunder in respect of the representations and warranties of each of the MOVINGBYTES Group contained in this Agreement or in any certificates or documents delivered by any of them pursuant to this Agreement.

     3.4 E*Comnetrix covenants and agrees with the MOVINGBYTES Group that E*Comnetrix shall:

     (a) use its reasonable best efforts to obtain any regulatory approvals for this Agreement and the transactions contemplated hereunder required by applicable laws on or before the Closing Date;

     (b) from and including the Effective Date through to and including the Time of Closing, do all such acts and things that may be necessary to ensure that all of the representations and warranties of E*Comnetrix contained in this Agreement or in any certificates or documents delivered by it pursuant to this Agreement remain true and correct;

     (c) from and including the Effective Date through to and including the Time of Closing, subject to its legal reporting obligations, keep confidential all discussions and communications (including all information communicated therein) between the parties,

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

          and all written and printed materials of any kind whatsoever exchanged by the parties, except only any information or material that:

          (i) was in the public domain at the time of disclosure to a party (the "Recipient");

          (ii) was  already  in  the  possession  of  the  Recipient   prior  to
               disclosure, as demonstrated by the Recipient through tangible evidence;

          (iii)subsequently enters the public domain through no fault of the Recipient or any officer, director, employee or agent of the Recipient; or

          (iv) is required to be disclosed by law or by a court or regulatory authority of competent jurisdiction; and

               and, if so requested by MOVINGBYTES, E*Comnetrix shall arrange for any director, officer, employee, authorized agent or representative of E*Comnetrix to enter into, and E*Comnetrix itself shall enter into, a non-disclosure agreement with MOVINGBYTES in a form acceptable to MOVINGBYTES acting reasonably.

     3.5 E*Comnetrix covenants and agrees with the MOVINGBYTES Group that, from and including the Effective Date through to and including the Time of Closing, E*Comnetrix shall not do any act or thing that would render any representation or warranty of E*Comnetrix contained in this Agreement or any certificates or documents delivered by it pursuant to this Agreement untrue or incorrect.

4.      REPRESENTATIONS AND WARRANTIES

     4.1 In order to induce E*Comnetrix to enter into this Agreement and complete its transactions contemplated hereunder, each of the Shareholders jointly and severally represents and warrants to E*Comnetrix that: (a) MOVINGBYTES was duly incorporated under the laws of Nevada and:

          (i) is not a "reporting company" within the meaning of Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not subject to any statutory registration or filing requirements applicable to public reporting companies;

          (ii) has the power, authority and capacity to enter into this Agreement and carry out its terms; and

          (iii)is in good standing with respect to the filing of all annual reports required under the laws of Nevada;

     (b)  the Directors and Officers of MOVINGBYTES are as follows:


          (i)  Joseph Karwat - Director, President, and Chief Financial Officer;

          (c) the authorized and issued share capital of MOVINGBYTES is as set forth in Recital A of this Agreement;

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

          (d) except for the MOVINGBYTES Shares, there are no documents, instruments or other writings of any kind whatsoever which constitute a security of MOVINGBYTES and, except as is provided for by operation of this Agreement, there are no options, agreements or rights of any kind whatsoever to acquire directly or indirectly any other shares of MOVINGBYTES;

          (e) Attached hereto as Exhibit 4.1(e) are the true, accurate and correct Articles of Incorporation and Bylaws of MOVINGBYTES, as amended (the "Corporate Documents"), which have not been altered, and a certificate of good standing for MOVINGBYTES as issued by the State of Nevada and dated within thirty (30) days of the Closing Date;

          (f) all of the material transactions of MOVINGBYTES which are required to be recorded or filed in or with the books or records of MOVINGBYTES have been promptly and properly so recorded or filed and the minute books of MOVINGBYTES contain all records of the meetings and proceedings of the shareholders and directors of MOVINGBYTES its incorporation;

          (g) MOVINGBYTES hold all licences and permits that are required for carrying on its business in the manner in which such business has been carried on;

          (h) MOVINGBYTES is the registered and beneficial owner of all rights, title and interest in and to all tangible and intangible property (collectively the "Assets") associated with all business carried on by MOVINGBYTES, including without limitation assets listed on
               Schedule  4.1(h)  to  this   Agreement,   subject  only  to  such
               qualifications  and  limitations  as are  indicated  in  Schedule
               4.1(h);

          (i) MOVINGBYTES has good and marketable exclusive title to each of the Assets free and clear of all liens, charges and encumbrances of any kind whatsoever save and except those specified as "Permitted Encumbrances" on Schedule 4.1(i) to this Agreement. MOVINGBYTES owns or has the right to use, without payment to any other person, all intellectual property ("IP") used in its business, or portions thereof, free and clear of all liens or other encumbrances. MOVINGBYTES has no notice or knowledge of any objection or claim being asserted by any Person with respect to the ownership, validity, enforceability or use of any such IP or challenging or questioning the validity or effectiveness of any license relating thereto. The conduct of MOVINGBYTES's business, as presently conducted and as proposed to be conducted do not violate, conflict or infringe any contract, license, patent, copyright, trademark, trade secret, or other intellectual property rights, or privacy, publicity or similar rights of any other person. There are no unresolved conflicts with, or pending claims of, any other person, whether in litigation or otherwise, involving the IP, and there are no liens or rights of any other person, including moral rights, which would prevent MOVINGBYTES from fulfilling its obligations under this Agreement. No activity of any employee of MOVINGBYTES as or while an employee of MOVINGBYTES has caused a violation of any trade secret of MOVINGBYTES;

          (j) each item of machinery and equipment of any kind whatsoever comprised in the Assets is in reasonable operating condition and in a state of reasonable maintenance and repair taking into account its age and use;

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

          (k) all deposit, savings, investment and brokerage accounts and safety deposit boxes of MOVINGBYTES are listed on Schedule 4.1(k) attached hereto;

          (l) MOVINGBYTES has the corporate power to own the assets it owns, and to carry on the business carried on by it, and is duly qualified to carry on business in all jurisdictions in which it carries on business;

          (m) the financial statements of MOVINGBYTES for the periods ending 31 December 1999 and June 30, 2000 (collectively, the "Financial Statements"), copies of which are attached hereto as Schedule 4.1(m) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and are true and correct in every material respect and present fairly and accurately the financial position and results of the operations of MOVINGBYTES for the periods then ended, and there has been no material adverse change to the financial position of MOVINGBYTES since the date of the last of the Financial Statements;

          (n) save for any costs and expenses arising in the ordinary course of business, all material outstanding liabilities, whether direct, indirect, absolute, contingent or otherwise, whatsoever of MOVINGBYTES have been disclosed in writing to E*Comnetrix prior to the Effective Date, and the total liabilities of MOVINGBYTES do not exceed $o;

          (o)  except as set forth on Schedule 4.1(o) of this Agreement:

               (i) no dividends or other distributions of any kind whatsoever on any shares in the capital of MOVINGBYTES has been made, declared or authorized;

               (ii) no new  machinery or equipment  of any kind  whatsoever  has been ordered by, or installed or assembled on the premises of, MOVINGBYTES;

               (iii)MOVINGBYTES  is not  indebted  to  any of the  Shareholders, except in respect of miscellaneous expenses incurred on behalf of MOVINGBYTES which do not exceed, in the aggregate, US$5,000;

               (iv) none of the  Shareholders or any other officer,  director or employee of MOVINGBYTES is indebted or under obligation to MOVINGBYTES on any account whatsoever; and

               (v) MOVINGBYTES has not guaranteed or agreed to guarantee any debt, liability or other obligation of any kind whatsoever of any person, firm or corporation of any kind whatsoever;

          (p) since 31 December 1999, and up to the Effective Date except as set forth on Schedule 4.1(p):

               (i) there has not been any material adverse change of any kind whatsoever in the financial position or condition of MOVINGBYTES, or any damage, loss or other change of any kind whatsoever in circumstances materially affecting the business or Assets of MOVINGBYTES or the right or capacity of MOVINGBYTES to carry on its business;

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

               (ii) MOVINGBYTES  has not waived or surrendered  any right of any kind whatsoever of material value;

               (iii)except as may be expressly  permitted  under this Agreement,
                    MOVINGBYTES has not discharged, satisfied or paid any lien, charge or encumbrance of any kind whatsoever or obligation or liability of any kind whatsoever other than current liabilities in the ordinary course of its business;

               (iv) MOVINGBYTES  has not issued  authorised the issuancee of any shares or other securities;

               (v) MOVINGBYTES has not declared, paid, authorized or made any dividend, payment or distribution of any kind or nature to its shareholders or redeemed or purchased or otherwise acquired any of its capital stock or agreed to do so;

               (vi) MOVINGBYTES has not entered into any transaction or into any contracts or agreements or modifications or cancellations thereof, other than in the ordinary course of business; and

               (vii)MOVINGBYTES  has  not  made or  authorized  any  payment  to officers, directors or employees in their capacity as such except in the ordinary course of business and at rates of salary, bonus or other remuneration consistent with remuneration of previous years;

          (q) the directors, officers, key employees and independent contractors and consultants of MOVINGBYTES, and all of their compensation arrangements with MOVINGBYTES, whether as directors, officers, employees, independent contractors or consultants, are as listed on Schedule 4.1(q) to this Agreement;

          (r) no payments of any kind whatsoever have been made or authorized by MOVINGBYTES directly or indirectly to or on behalf of any of the Shareholders or any of the directors, officers, key employees, independent contractors or consultants of MOVINGBYTES except in accordance with those compensation arrangements specified on Schedule 4.1(r) to this Agreement;

          (s) there are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans of any kind whatsoever affecting MOVINGBYTES other than those, if any, specified on
               Schedule 4.1(s) to this Agreement;

          (t) MOVINGBYTES is not now, nor has it ever been, a party to any collective agreement with any labour union or other association of employees of any kind whatsoever, no collective bargaining agent has been certified in respect of MOVINGBYTES, and there is no application pending for certification of a collective bargaining agent in respect of MOVINGBYTES;

          (u) the contracts and agreements included on Schedule 4.1(u) to this Agreement to this Agreement (collectively the "Material Contracts") constitute all of the material contracts and agreements of MOVINGBYTES;

          (v) except as may be noted on the appropriate Schedule to this Agreement, the Material Contracts are in good standing in all material respects and not in default in any respect;

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          (w)  MOVINGBYTES has not licensed, leased, transferred, disposed of or encumbered any of the Assets in any way, or permitted any third party access to any of the Assets the value of which may be compromised by such access, including in particular the source code to any computer software, any subscriber lists or any trade secret information included in the Assets, except only in accordance with the terms of the Material Contracts;

          (x) no third party privacy or intellectual property rights, including without limitation, copyright, trade secret or patent rights, were violated in the creation, compilation or acquisition of, or are violated by the use of, any of the Assets by MOVINGBYTES or by any party through whom MOVINGBYTES acquired title or a license or to whom MOVINGBYTES has granted a license in respect of the Assets, and in particular the use of the Domain Names by MOVINGBYTES does not infringe upon or induce or contribute to the infringement of any intellectual property rights, domestic or foreign, of any other person;

          (y) MOVINGBYTES is not in material breach of any applicable law, ordinance, statute, regulation, by-law, order or decree of any kind whatsoever including, without limitation, any applicable securities laws;

          (z) all tax returns and reports of MOVINGBYTES that are required by law to have been filed have been filed and are substantially true, complete and correct and all taxes and other government charges of any kind whatsoever of MOVINGBYTES have been paid or disclosed in writing to E*Comnetrix before E*Comnetrix entered into this Agreement;

     (aa) MOVINGBYTES has not:

          (i) made any election under any applicable tax legislation with respect to the acquisition or disposition of any property at other than fair market value;

          (ii) acquired any property for proceeds greater than the fair market value thereof; or

          (iii)disposed of anything for proceeds less than the fair market value thereof;

     (bb) MOVINGBYTES has made all elections required to have been made under any applicable tax legislation in connection with any dividends or other distributions made by MOVINGBYTES and all such elections were true and correct and filed in the prescribed form and within the prescribed time period;

     (cc) adequate provision has been made for taxes payable by MOVINGBYTES for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers or other arrangements of any kind whatsoever providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax or governmental charge of any kind whatsoever by MOVINGBYTES;

     (dd) MOVINGBYTES does not have any contingent tax liabilities of any kind whatsoever, and there are no grounds which would prompt a reassessment of MOVINGBYTES, including for aggressive treatment of income or expenses in earlier tax returns filed;

     (ee) there are no amounts outstanding and unpaid for which MOVINGBYTES has previously claimed a deduction under any applicable tax legislation;

     (ff) MOVINGBYTES has made all collections, deductions, remittances and payments of any kind whatsoever and filed all reports and returns required by it to be made or filed under the provisions of all applicable statutes requiring the making of collections, deductions, remittances or payments of any kind whatsoever;

     (gg) there are no actions, suits, judgements, investigations or proceedings of any kind whatsoever outstanding, pending or known to be threatened against or affecting MOVINGBYTES at law or in equity or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever and there is no basis therefore;

     (hh) MOVINGBYTES has good and sufficient power, authority and capacity to enter into this Agreement and complete its respective transactions contemplated under this Agreement on the terms and conditions set forth herein;

     (ii) MOVINGBYTES has taken all necessary or desirable actions, steps and corporate and other proceedings to approve or authorise, validly and effectively, the entering into of, and the execution, delivery and performance of, this Agreement;

     (jj) this Agreement has been duly executed and delivered by MOVINGBYTES and, assuming the due authorisation, execution and delivery hereof by E*Comnetrix and the Shareholders, constitutes a legal, valid and binding obligation of MOVINGBYTES, enforceable against it in accordance with its terms subject to:

          (i) bankruptcy, insolvency, moratorium, reorganisation and other laws relating to or affecting the enforcement of creditors' rights generally; and

          (ii) the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court;

     (kk) except as disclosed to E*Comnetrix, MOVINGBYTES is not under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licenses, certifications, authorisations or approvals of, or notifications to, any federal, state, municipal or local government or governmental agency, board, commission or authority are required to be obtained by MOVINGBYTES in connection with the execution, delivery or performance by MOVINGBYTES of this Agreement or the completion of any of the transactions contemplated herein, and complete and correct copies of any agreements under which MOVINGBYTES is obligated to request or obtain any such consent have been provided to E*Comnetrix;

     (ll) the execution and delivery of this Agreement, the performance of its obligations under this Agreement and the Completion will not:

          (i) conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default under, any of the Corporate Documents of MOVINGBYTES, or any of the terms of any indenture, mortgage, agreement, lease, licence or other instrument of any kind whatsoever to which any of the MOVINGBYTES Group is a party or by which any of them is bound, or any judgement or order of any kind whatsoever of any court or administrative body of any kind whatsoever by which any of them is bound; nor

          (ii) result in the violation of any law or regulation applicable to any of the MOVINGBYTES Group;

     (mm) MOVINGBYTES has not incurred any liability for agency, brokerage, referral or finder's fees, commissions or compensation of any kind whatsoever with respect to this Agreement or any transaction contemplated under this Agreement; and

     (nn) the representations and warranties of the Shareholders contained in this Agreement disclose all material facts known to each of them specifically relating to the transactions contemplated under this Agreement which, so far as the Shareholders are aware, materially and adversely affect, or in the future may materially and adversely affect, their respective abilities to perform their respective obligations under this Agreement or the value of the MOVINGBYTES Shares or the Assets.

     (oo) MOVINGBYTES is in compliance in all material respects with all federal, state and municipal environmental laws and regulations (the "Environmental Laws"). The existing activities of MOVINGBYTES, its business and its prior uses and activities and the uses and activities of other property now or previously owned or operated by MOVINGBYTES, comply and at all times have complied with all Environmental Laws. MOVINGBYTES has filed all environmental reports and notifications required to be filed under applicable laws and regulations;

     4.2 In order to induce E*Comnetrix to enter into this Agreement and complete its transactions contemplated hereunder, each of the Shareholders jointly and severally represents and warrants to E*Comnetrix that, in respect of that Shareholder:

     (a) that Shareholder has good and sufficient power, authority and capacity to enter into this Agreement and complete the transactions contemplated under this Agreement on the terms and conditions set forth herein;

     (b) that Shareholder has taken all necessary or desirable actions, steps and corporate and other proceedings to approve or authorise, validly and effectively, the entering into of, and the execution, delivery and performance of, this Agreement;

     (c) this Agreement has been duly executed and delivered by that Shareholder and, assuming the due authorisation, execution and delivery hereof by E*Comnetrix, MOVINGBYTES and the other Shareholders, constitutes a legal, valid and binding obligation of that Shareholder, enforceable against it in accordance with its terms subject to:

          (i) bankruptcy, insolvency, moratorium, reorganisation and other laws relating to or affecting the enforcement of creditors' rights generally; and

          (ii) the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court;

     (d) except as disclosed to E*Comnetrix, that Shareholder is not under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licenses, certifications, authorisations or approvals of, or notifications to, any federal, state, municipal or local government or governmental agency, board, commission or authority are required to be obtained by that Shareholder in connection with the execution, delivery or performance by that Shareholder of this Agreement or the completion of any of the transactions contemplated herein, and complete and correct copies of any agreements under which that Shareholder is obligated to request or obtain any such consent have been provided to E*Comnetrix;

     (e) the MOVINGBYTES Shares indicated in Recital A of this Agreement opposite his, her or its name are and will on the Closing Date immediately prior to Completion be validly issued and outstanding fully paid and non-assessable common shares of MOVINGBYTES registered in the name of, and legally and beneficially owned by, that
          Shareholder,  free  and  clear  of  all  voting  restrictions,   trade
          restrictions, liens, claims, charges or encumbrances of any kind whatsoever;

     4.3 The representations and warranties of each of the Shareholders contained in this Agreement shall be true at the Time of Closing as though they were made at the Time of Closing, and they shall survive the Completion and remain in full force and effect thereafter for the benefit of E*Comnetrix.

     4.4 In order to induce the Shareholders to enter into this Agreement and complete the transactions contemplated hereunder, E*Comnetrix represents and warrants to the Shareholders that, except as disclosed to MOVINGBYTES prior to the Effective Date:

     (a) E*Comnetrix has good and sufficient power, authority and capacity to enter into this Agreement and complete its transactions contemplated under this Agreement on the terms and conditions set forth herein;

     (b) E*Comnetrix has taken all necessary or desirable actions, steps and corporate and other proceedings to approve or authorise, validly and effectively, the entering into of, and the execution, delivery and performance of, this Agreement;

     (c) this Agreement has been duly executed and delivered by E*Comnetrix and, assuming the due authorisation, execution and delivery hereof by MOVINGBYTES and the Shareholders, constitutes a legal, valid and binding obligation of E*Comnetrix, enforceable against it in accordance with its terms subject to:

          (i) bankruptcy, insolvency, moratorium, reorganisation and other laws relating to or affecting the enforcement of creditors' rights generally; and

          (ii) the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court;

     (d) E*Comnetrix is not under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licenses, certifications, authorisations or approvals of, or notifications to, any federal, state, municipal or local government or governmental agency, board, commission or authority are required to be obtained by E*Comnetrix in connection with the execution, delivery or performance by E*Comnetrix of this Agreement or the completion of any of the transactions contemplated herein, and complete and correct copies of any agreements under which E*Comnetrix is obligated to request or obtain any such consent have been provided to the MOVINGBYTES Group;

     (e) the execution, delivery and performance of this Agreement and each of the other agreements contemplated or referred to herein by E*Comnetrix, and the completion of the transactions contemplated hereby, will not constitute or result in a violation or breach of or default under:

               (i) any term or provision of any of the memorandum, articles or other constating documents of E*Comnetrix; or

               (ii) the terms of any  indenture,  agreement  (written  or oral), instrument or understanding or other obligation or restriction to which E*Comnetrix is a party or by which it is bound; or

               (iii)any term or  provision  of any  licenses,  registrations  or qualifications of E*Comnetrix or any order of any court, governmental authority or regulatory body or any applicable law or regulation of any jurisdiction;

          (f) the representations and warranties and other factual statements of E*Comnetrix contained in this Agreement, and all information in the Schedules hereto, taken as a whole, do not contain any false statement of material fact or omit to state a material fact necessary to prevent the statements made herein and therein from being misleading; and

          (g) E*Comnetrix has received a signed release from each Shareholder who is a party to this Agreement in the form set forth in
               Schedule 6.1(f).

     4.5 The representations and warranties of E*Comnetrix contained in this Agreement shall be true at the Time of Closing as though they were made at the Time of Closing, and they shall survive the Completion and remain in full force and effect thereafter for the benefit of the Shareholder.

5.       INDEMNITIES

     5.1 Indemnities

          (a) Notwithstanding the completion of the transactions contemplated under this Agreement or E*Comnetrix's Investigation, the representations, warranties and acknowledgements of any of the Shareholders contained in this Agreement or any certificates or documents delivered by any of them pursuant to this Agreement shall survive the Completion and shall continue in full force and effect thereafter for the benefit of E*Comnetrix. If any of the representations, warranties or acknowledgements given by any of the Shareholders is found to be untrue or there is a breach of any covenant or agreement in this Agreement on the part of any of the MOVINGBYTES Group, then the party or parties responsible for any such misrepresentation or breach of warranty, acknowledgement, covenant or agreement shall jointly and severally indemnify and save harmless E*Comnetrix from and against any and all liability, claims, debts, demands, suits, actions, penalties, fines, losses, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis), damages and expenses of any kind whatsoever which may be brought or made against E*Comnetrix by any person, firm or corporation of any kind whatsoever or which may be suffered or incurred by E*Comnetrix, directly or indirectly, arising out of or as a consequence of any such misrepresentation or breach of warranty, acknowledgement, covenant or agreement. Without in any way limiting the generality of the foregoing, this shall include any loss of any kind whatsoever which may be suffered or incurred by E*Comnetrix, directly or indirectly, arising out of any material assessment or reassessment levied upon MOVINGBYTES for tax, interest and/or penalties relating to any period of business operations up to and including the Closing Date and all claims, demands, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis) and expenses of any kind whatsoever in respect of the foregoing.

          (b) Notwithstanding the completion of the transactions contemplated under this Agreement or any investigation by the Shareholders, the representations, warranties and acknowledgements of E*Comnetrix contained in this Agreement or any certificates or documents delivered by E*Comnetrix pursuant to this Agreement shall survive the Completion and shall continue in full force and effect thereafter for the benefit of the Shareholders. If any of the representations, warranties or acknowledgements given by E*Comnetrix is found to be untrue or there is a breach of any covenant or agreement in this Agreement on the part of E*Comnetrix, then E*Comnetrix shall indemnify and save harmless the Shareholders from and against any and all liability, claims, debts, demands, suits, actions, penalties, fines, losses, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis), damages and expenses of any kind whatsoever which may be brought or made against the Shareholders by any person, firm or corporation of any kind whatsoever or which may be suffered or incurred by the Shareholders, directly or indirectly, arising out of or as a consequence of any such misrepresentation or breach of warranty, acknowledgement, covenant or agreement. Without in any way limiting the generality of the foregoing, this shall include any loss of any kind whatsoever which may be suffered or incurred by the Shareholders, directly or indirectly, arising out of any material assessment or reassessment levied upon E*Comnetrix for tax, interest and/or penalties relating to any period of business operations up to and including the Closing Date and all claims, demands, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis) and expenses of any kind whatsoever in respect of the foregoing. Subject to any regulatory approval that may be required, each of the Shareholders may elect to receive in lieu of a cash settlement, common shares at the simple average closing price for the common shares of E*Comnetrix for the 30 trading days preceding the date of any award ordered by a court pursuant to this indemnity.

     5.2 With the exception of claims based on fraud or intentional misrepresentation, the indemnification obligations of each of the Shareholders shall not exceed the monies received by such Shareholder in exchange for such Shareholder's MOVINGBYTES Shares pursuant to Section 1.1 of this Agreement and the satisfaction of such indemnification obligations shall be accomplished on a pro rata basis among parties involved in any misrepresentation or breach of warranty, acknowledgement, covenant or agreement as to the monies the parties received pursuant to Section 1.1 of this Agreement.

6.       CLOSING

     6.1 At the Time of Closing, the MOVINGBYTES Group shall deliver to E*Comnetrix:

          a. certified true copies of the resolutions of the directors of MOVINGBYTES evidencing that the directors of MOVINGBYTES have approved this Agreement and all of the transactions of MOVINGBYTES contemplated hereunder, specifically referring to:

          1. the exchange and transfer of the MOVINGBYTES Shares from the Shareholders to E*Comnetrix as provided for in this Agreement;

          2. the cancellation of the share certificates (the "Old Share Certificates") representing the MOVINGBYTES Shares held as set forth in Recital A of this Agreement; and

          3.  the  issuance  of  a  new  share   certificate   (the  "New  Share
     Certificate") representing the MOVINGBYTES Shares registered in the name of E*Comnetrix;

     b.   the Old Share Certificates;

     c.   the New Share Certificate;

     d.   all minute books and seals of MOVINGBYTES;

     e.   all  original  and  duplicate  certificates   evidencing  registration
          anywhere in the world of any interest in tangible or intangible property included in the Assets;

     f. releases in the form of Schedule 6.1(f) to this Agreement (the "Releases") from each of the Shareholders of all claims against MOVINGBYTES for outstanding amounts owing by MOVINGBYTES on account of any loans, bonuses, reimbursements, compensation, fees, royalties, dividends or other consideration whatsoever;

     g. certificates of confirmation and investor certificates from each of the Shareholders, in the form of Schedule 6.1(g) to this Agreement; and

     h.   any other  materials  that are,  in the opinion of the  attorneys  for
          E*Comnetrix,   reasonably   required  to  complete  the   transactions
          contemplated under this Agreement.

6.2 Within ten business days subsequent to the Time of Closing E*Comnetrix shall deliver to the solicitors for the Shareholders:

                    a. a check for good and payable funds in the name of each Shareholder as jointly directed by the Shareholders in writing.

7. GENERAL

7.1 Time and each of the terms and conditions of this Agreement shall be of the essence of this Agreement and any waiver by the parties of this paragraph
     7.1 or any failure by them to exercise any of their rights under this Agreement shall be limited to the particular instance and shall not extend to any other instance or matter in this Agreement or otherwise affect any of their rights or remedies under this Agreement.

7.2 The Schedules to this Agreement incorporated by reference and the recitals to this Agreement constitute a part of this Agreement.

7.3 This Agreement constitutes the entire Agreement between the parties hereto in respect of the matters referred to herein and there are no representations, warranties, covenants or agreements, expressed or implied, collateral hereto other than as expressly set forth or referred to herein.

7.4 The headings in this Agreement are for reference only and do not constitute terms of the Agreement.

7.5 The provisions contained in this Agreement which, by their terms, require performance by a party to this Agreement subsequent to the Closing Date of this Agreement, shall survive the Closing Date of this Agreement.

7.6 No alteration, amendment, modification or interpretation of this Agreement or any provision of this Agreement shall be valid and binding upon the parties hereto unless such alteration, amendment, modification or interpretation is in written form executed by the parties directly affected by such alteration, amendment, modification or interpretation.

7.7 Whenever the singular or masculine is used in this Agreement the same shall be deemed to include the plural or the feminine or the body corporate as the context may require.

7.8 The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as any party may, either before or after the Closing Date, reasonably require in order to carry out the full intent and meaning of this Agreement.

7.9 Any notice, request, demand and other communication to be given under this Agreement shall be in writing and shall be delivered by hand to the appropriate party at the address as first set out above or to such other addresses or by such other means as may be designated in writing by the parties hereto in the manner provided for in this paragraph, and shall be deemed to have been received on the date of delivery by hand, or if delivered by e-mail or telecopy, then on the date transmission completes.

7.10 This Agreement shall be subject to, governed by, and construed in accordance with the laws of Nevada, and the parties attorn to the non-exclusive jurisdiction of the courts of Nevada for the resolution of all disputes arising under this Agreement.

7.11 This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals as of the Effective Date:

SIGNED, SEALED & DELIVERED                  )
by Joseph Karwat in the presence of:        )
                                            )
____________________________                )
Signature of Witness                        )  _________________________________
                                            )  Joseph Karwat
Name:                                       )
       --------------------------------     )
Address:                                    )
          -----------------------------     )
                                            )
---------------------------------------     )
Occupation:                                 )
             --------------------------     )

SIGNED, SEALED & DELIVERED                  )
by Jacob Butcher in the presence of:        )
                                            )
____________________________                )
Signature of Witness                        )  _________________________________
                                            )  Jacob Butcher
Name:                                       )
       --------------------------------     )
Address:                                    )
          -----------------------------     )
                                            )
---------------------------------------     )
Occupation:                                 )
             --------------------------     )


SIGNED, SEALED & DELIVERED                  )
by Robert Dumper in the presence of:        )
                                            )
____________________________                )
Signature of Witness                        )  _________________________________
                                            )  Robert Dumper
Name:                                       )
       --------------------------------     )
Address:                                    )
          -----------------------------     )
                                            )
---------------------------------------     )
Occupation:                                 )
             --------------------------     )



SIGNED, SEALED & DELIVERED                  )
by Golda Gorokin Morganster                 )
in the presence of:                         )
____________________________                )
Signature of Witness                        )  _________________________________
                                            )  Golda Gorokin Morganster
Name:                                       )
       --------------------------------     )
Address:                                    )
          -----------------------------     )
                                            )
---------------------------------------     )
Occupation:                                 )
             --------------------------     )


SIGNED, SEALED & DELIVERED                  )
by Robert Hoffman in the presence of:       )
                                            )
____________________________                )
Signature of Witness                        )  _________________________________
                                            )  Robert Hoffman
Name:                                       )
       --------------------------------     )
Address:                                    )
          -----------------------------     )
                                            )
---------------------------------------     )
Occupation:                                 )
             --------------------------     )

SIGNED, SEALED & DELIVERED                  )
by Harrison Design Group in the presence of:)
                                            )
____________________________                )
Signature of Witness                        )  _________________________________
                                            )  Harrison Design Group
Name:                                       )
       --------------------------------     )
Address:                                    )
          -----------------------------     )
                                            )
---------------------------------------     )
Occupation:                                 )
             --------------------------     )



SIGNED, SEALED & DELIVERED                  )
by Alec Karlson in the presence of:         )
                                            )
____________________________                )
Signature of Witness                        ) _________________________________
                                            ) Alec Karlson
Name:                                       )
       --------------------------------     )
Address:                                    )
          -----------------------------     )
                                            )
---------------------------------------     )
Occupation:                                 )
             --------------------------     )


SIGNED, SEALED & DELIVERED                  )
by Eric Karlson in the presence of:         )
                                            )
____________________________                )
Signature of Witness                        )  _________________________________
                                            )  Eric Karlson
Name:                                       )
       --------------------------------     )
Address:                                    )
          -----------------------------     )
                                            )
---------------------------------------     )
Occupation:                                 )
             --------------------------     )



SIGNED, SEALED & DELIVERED                  )
by James Moore in the presence of:          )
                                            )
____________________________                )
Signature of Witness                        )  _________________________________
                                            )  James Moore
Name:                                       )
       --------------------------------     )
Address:                                    )
          -----------------------------     )
                                            )
---------------------------------------     )
Occupation:                                 )
             --------------------------     )

SIGNED, SEALED & DELIVERED                  )
by William Perell in the presence of:       )
                                            )
____________________________                )
Signature of Witness                        )  _________________________________
                                            )  William Perrell
Name:                                       )
       --------------------------------     )
Address:                                    )
          -----------------------------     )
                                            )
---------------------------------------     )
Occupation:                                 )
             --------------------------     )


SIGNED, SEALED & DELIVERED                  )
by William G. Reed in the presence of:      )
                                            )
____________________________                )
Signature of Witness                        )  _________________________________
                                            )  William G. Reed
Name:                                       )
       --------------------------------     )
Address:                                    )
          -----------------------------     )
                                            )
---------------------------------------     )
Occupation:                                 )
             --------------------------     )


EXECUTED by MOVINGBYTES, Inc. by:

___________________________________
Name: Joseph Karwat
Title: President                            )
                                            )
___________________________________         )
Name: _____________________________         )
Title:_____________________________         )
                                            )
                                            )
                                            )


EXECUTED by E*Comnetrix Inc.                )
                                            )
by:                                         )
    --------------------------------        )
Mark Smith                                  )
President                                   )
                                            )
                                            )
                                            )

Schedule A - Shareholders of Movingbytes

Name                       Address                                               Shares      Percentage

Jacob Butcher              326 Camille Court, Apt #2 Mountain View CA 94040        2,000        00.35%
Robert Dumper              51 Stark Knoll Place, Oakland, CA 94618                12,000        02.10%
Golda Morganster           2505 East Ave., Apt# 508, Rochester, NY 14610           6,800        01.19%
Robert Hoffman             109 Via Sevilla, Redondo Beach, CA 90277                5,000        00.88%
Harrison Design Group      665 Chestnut Street, 3rd Floor, San Francisco, CA 94133 8,000        01.40%
Alec Karlson               6795 Bright Ave., Port Saint John, FL 32927               400        00.07%
Eric Karlson               617 Baywood Road, Alameda, CA 94502                    48,000        08.42%
Joseph Karwat              1868 Drake Street, Oakland, CA 94611                  328,972        57.68%
James Moore                4755 Thackary Place, Seattle, WA 98105                  2,000        00.35%
William Perell             2 Casa Way, Ste. 205, San Francisco, CA 94123          47,453        08.32%
Willam G. Reed             935 Blemer Road, Danville, CA 94526                   109,692        19.23%

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